UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549


                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


Date of Report (Date of earliest event reported)  January 3, 2005


                     ORBIT E-COMMERCE, INC.
     (Exact name of registrant as specified in its charter)

                Commission file number 001-03323


Nevada                                                 91-1978600
(State or other jurisdiction                     (I.R.S. Employer
of incorporation)                             Identification No.)


14845 Yonge Street
Aurora, Ontario, Canada                                  L4G 6H8
(Address of principal                                  (Zip Code)
executive offices)


Registrant's  telephone number, including area code: (416) 850-7134

                         Not applicable
  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 3.02 Unregistered Sales of Equity Securities.
Item 5.01 Changes in Control of Registrant.

      On January 3, 2005 (the Closing Date"), Orbit E-Commerce, Inc. (the "Company") completed the transactions contemplated by the previously reported Asset Acquisition Agreement (the "PureNet Agreement") entered into on December 28, 2004 with PureNet.TV Canada Inc., an Ontario corporation ("PureNet"), whereby the Company acquired on the Closing Date all of PureNet's assets in connection with its Internet Protocol TV ("IPTV") business. IPTV enables a wide range of television programming, low-cost video-conferencing, video-on-demand and other services all in digital broadcast quality levels. With IPTV, video services are delivered directly to subscribers' television sets over DSL networks. The acquisition of PureNet's assets included all technical schematics covering a patented IPTV video/internet system, implementation capabilities, strategic partnerships with major equipment and video content suppliers, software developers, product and services.

      Pursuant to the terms of the PureNet Agreement, the Company acquired the assets in exchange for 15,000,000 newly issued restricted shares of common stock. Douglas C. Lloyd, the Company's President, Chief Executive Officer and director, is the President, a director and shareholder of PureNet. Such shares were issued in reliance upon the exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, for "transactions by the issuer not involving any public offering".

      The following table sets forth certain information (after giving effect to the issuance of the shares on the Closing Date) with regard to the record and beneficial ownership of the Company's Common Stock by (i) each stockholder owning of record or beneficially 5% or more of the Company's Common Stock, (ii) each director of the Company, (iii) the Company's Chief Executive Officer and other executive officers, if any, of the Company whose annual base salary and bonus compensation was in excess of $100,000 (the "named executive officers"), and (iv) all executive officers and directors of the Company as a group:

                              Amount and Nature of       Percent
Name                          Beneficial Ownership       of Class

PureNet.TV Canada Inc.            15,000,000              41.0%
Douglas C. Lloyd(1)*              15,300,000              41.8%
Orbit Reorganization
Facilitator Inc.                   3,255,000               8.9%

All Executive Officers
and Directors as a Group          15,300,000              49.9%
_______________________
*    Indicates a Director of the Company.  His address  is  14845
     Yonge Street, Aurora, Ontario, Canada L4G 6H8.

(1)  Includes  15,000,000 shares owned by PureNet.TV Canada  Inc.
     which shares Mr. Lloyd may be deemed to beneficially own.


Item 9.01  Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.

     (b)  Pro Forma Financial Information.


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          The  financial statements required by (a) and  (b)  of
this Item 9.01 will be filed by an amendment to this Form 8-K on or before March 19, 2005.

     (c)  Exhibits:

      10.1  Asset Acquisition between Orbit E-Commerce, Inc.  and
PureNet.TV Canada Inc. dated as of December 28, 2004(1)

      99.1  Press Release dated January 3, 2005
____________________

(1)  Filed as an exhibit to the Company's Current Report of  Form
     8-K dated December 28, 2004, and incorporated by reference herein.

                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ORBIT E-COMMERCE, INC.
                               (Registrant)


Dated:  January 6, 2005       By:  /s/ Douglas C. Lloyd
                              Name:    Douglas C. Lloyd
                              Title:   President   and   Chief
                                       Executive Officer